Nuveen Strategy Aggressive Growth Allocation Fund

Ticker

Class A–FAAGX

Class C–FSACX

Class R3–FSASX

Class I–FSAYX

31 December

2018

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated December 31, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Important Notice Regarding Proposed Reorganization

The Board of Trustees of the Fund has approved the reorganization of the Fund into TIAA-CREF Lifestyle Aggressive Growth Fund, a series of TIAA-CREF Funds that is advised by Teachers Advisors, LLC. The reorganization must be approved by the shareholders of the Fund. A special meeting of shareholders for the purpose of voting on the reorganization is expected to be held in May 2019. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately two months after the special shareholder meeting. More information about the proposed reorganization will be contained in proxy materials that are expected to be sent to Fund shareholders in March 2019. The Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the special shareholder meeting will not be entitled to vote those shares at the special meeting.

Investment Objective

The investment objective of the Fund is to seek a high level of capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, ”How to Reduce Your Sales Charge” on page 48 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-77 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Summary Prospectus

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.34%	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.70%	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.39%	2.14%	1.64%	1.14%
Fee Waivers and/or Expense Reimbursements[3]	(0.19)%	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%	1.95%	1.45%	0.95%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2

Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2020, so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R3	Class I
1 Year	$690	$198	$148	$97
3 Years	$961	$641	$487	$332
5 Years	$1,264	$1,121	$863	$598
10 Years	$2,123	$2,448	$1,918	$1,359

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s sub-adviser expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the Fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are advised by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), and by Teachers Advisors, LLC, an affiliate of the Adviser (the “underlying funds”). Both the Adviser and Teachers Advisors, LLC are indirect wholly-owned subsidiaries of Teachers Insurance and Annuity Association of America. The Fund seeks to achieve its objective by providing high allocations to various underlying funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on underlying funds that invest primarily in fixed income securities. The Fund may also invest in underlying funds that provide investment exposure to the performance of commodities, provided that the Fund will not invest more than 10% of its total assets in underlying funds and other securities (described in the following paragraph) that provide commodities exposure.

In addition to investing in the underlying funds, the Fund also may invest in exchange-traded funds (“ETFs”), closed-end investment companies, and other investment companies managed by investment advisers other than the Adviser or Teachers Advisors, LLC, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated pooled investment vehicles (other than certain money market funds). Investing in the underlying funds and in unaffiliated pooled investment vehicles through an investment in the Fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the Fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund will limit its direct investments in derivatives such that it will not be subject to regulation as a commodity pool.

The Fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the Fund’s total assets. The sub-adviser uses these target allocations as general guides in setting the Fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the Fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the Fund may temporarily invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the Fund’s assets in these securities may prevent the Fund from achieving its objective.

	Target Allocation	Allocation Range
Equity Funds	87%	55-100%
Fixed Income Funds	9%	0-45%
Other Securities*	4%	0-10%
Cash Equivalents	0%	0-35%
*

Includes ETFs, closed-end investment companies, and other non-money market investment companies not affiliated with the Fund, and securities that provide the Fund with exposure to the performance of commodities.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s aggressive growth allocation strategy has a high target allocation to equity funds, with relatively little emphasis on fixed income funds. Consequently, the Fund will be more susceptible to the risks pertaining to equities and can expect to see higher volatility than funds with less aggressive equity allocation strategies, or funds with balanced or conservative allocation strategies. Additionally, the Fund may have higher relative risk compared to other less aggressive funds, especially during periods of economic stress. The principal risks of investing in the Fund include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Allocation Risk—The Fund’s ability to achieve its investment objectives depends upon the sub-adviser’s skill in determining the Fund’s allocation to different underlying funds. There is the risk that the sub-adviser’s evaluations and assumptions used in making such allocations may be incorrect and cause the Fund’s shares to lose value or underperform other funds with similar investment objectives or strategies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. In addition, certain underlying funds invest in commodity-linked derivative instruments. Such instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund or an underlying fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund or an underlying fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund or an underlying fund to the creditworthiness of the central counterparty.

Risks Associated with the Underlying Funds—Because the Fund’s assets are invested primarily in shares of the underlying funds, the Fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. There is no guarantee that the underlying funds will achieve their respective investment objectives. The risks of the underlying funds are listed alphabetically below. Certain underlying funds are subject to additional principal risks, which are described in the Fund’s prospectus under “How We Manage Your Money—What the Risks Are.”

Bond Market Liquidity Risk—Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which an underlying fund invests, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of bonds, which may further decrease an underlying fund’s ability to buy or sell bonds. As a result of this decreased liquidity, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If an underlying fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding debt instruments held by an underlying fund, an underlying fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of an underlying fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of an underlying fund’s portfolio.

Equity Security Risk—Equity securities in an underlying fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, an underlying fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the underlying fund more vulnerable to adverse developments affecting such sectors or industries.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund and the underlying funds. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—An underlying fund’s income could decline during periods of falling interest rates or when the underlying fund experiences defaults on debt securities it holds.

Interest Rate Risk—Interest rate risk is the risk that the value of an underlying fund’s portfolio will decline because of rising interest rates. An underlying fund may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Market Risk—The market values of the underlying funds’ investments may decline, at times sharply and unpredictably.

Municipal Securities Risk—The value of an underlying fund that invests primarily in municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of an underlying fund that invests primarily in municipal securities may be more dependent on the analytical abilities of the manager of the underlying fund than funds that invest in stock or other corporate investments.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries as such countries may have a higher degree of economic instability, unsettled securities laws and inconsistent regulatory systems.

Small- and Mid-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Valuation Risk—The debt securities in which an underlying fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that an underlying fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the underlying fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if an underlying fund were to change pricing services, or if an underlying fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the underlying fund’s net asset value.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2018 was 1.63%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2017, the Fund’s highest and lowest quarterly returns were 17.32% and -22.04%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Class A (return before taxes)	12.65%	8.78%	4.63%
Class A (return after taxes on distributions)	11.07%	7.18%	3.69%
Class A (return after taxes on distributions and sale of Fund shares)	8.46%	6.58%	3.45%
Class C (return before taxes)	18.69%	9.25%	4.48%
Class R3 (return before taxes)	19.27%	9.80%	5.00%
Class I (return before taxes)	19.85%	10.35%	5.51%
Morningstar Aggressive Target Risk Index[1] (reflects no deduction for fees, expenses or taxes)	21.95%	11.61%	6.50%
Lipper Flexible Portfolio Funds Category Average[2] (reflects no deduction for taxes or sales loads)	12.73%	6.18%	4.43%
1

An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns.

2	Represents the average annualized returns for all reporting funds in the Lipper Flexible Portfolio Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Derek B. Bloom, CFA	Senior Vice President	December 2013
Nathan S. Shetty, CFA	Managing Director	September 2018

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A and Class C shares may not be purchased directly from the Fund. In addition, the availability of Class A and Class C shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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